Disposal group held for sale	12 Months Ended
Dec. 31, 2019
Disclosure of non-current assets held for sale and discontinued operations [Abstract]
Disposal group held for sale
32. Disposal group held for sale
In June 2019, management committed to a plan to sell its Vila Nova iron ore mine in Brazil, which was placed on care and maintenance in late 2014 pending a recovery in iron ore prices. Accordingly, the mine is presented as a disposal group held for sale.
Efforts to sell the disposal group are underway and a sale is expected within the next twelve months. As at December 31, 2019, the disposal group was stated at fair value less costs to sell and comprised the following assets and liabilities.

December 31, 2019

Cash	$67
Accounts receivable and other	714
Property, plant and equipment and iron ore inventory	11,690
Assets held for sale	$12,471

Accounts payable and accrued liabilities	$24
Asset retirement obligations	4,233
Liabilities associated with assets held for sale	$4,257

Impairment charges of $34,443 were applied to Vila Nova property, plant and equipment and iron ore inventory in 2015, reducing the carrying value to $nil. As a result of the plan to sell Vila Nova, the Company recorded an impairment reversal of $11,690 in June 2019 to record the property, plant and equipment and iron ore inventory at its estimated fair value of $9,000. At December 31, 2019, the fair value of the disposal group was reduced to $8,214, corresponding to a decrease in working capital. The fair value measurement for the disposal group has been categorized as a Level 3 fair value based on the expected consideration of a sale.